UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2019

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.70% Cumulative Monthly Income Trust Preferred Securities	BPOPN	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2019, Mr. William J. Teuber, Jr. resigned from the Board of Directors of Popular, Inc. (the “Corporation”), effective December 31, 2019. Mr. Teuber has served as a director of the Corporation since 2004 and as the Corporation’s lead director since 2011. Mr. Teuber has also served as a director of the Corporation’s two banking subsidiaries, Banco Popular de Puerto Rico and Popular Bank, since 2007.

Upon Mr. Teuber’s resignation, on December 13, 2019, the Board of Directors of the Corporation appointed Mr. John W. Diercksen as the Corporation’s lead director, effective December 31, 2019. Mr. Diercksen has served as a director of the Corporation since 2013.

Mr. Teuber’s decision to resign did not result from any disagreement with the Corporation on any matter relating to the Corporation’s operations, policies or practices.

Item 8.01.	Other Events.

On December 13, 2019, the Corporation issued a press release announcing the resignation of Mr. William J. Teuber, Jr. as a director of the Corporation and the appointment of Mr. John W. Diercksen as the Corporation’s lead director. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

99.1	Press release dated December 13, 2019.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: December 13, 2019	By:	/s/ Javier D. Ferrer
Javier D. Ferrer
Executive Vice President, Chief Legal Officer and Secretary